UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Spectral AI, Inc.
(Name of registrant as specified in its charter)

_____________________________________________________________________
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SPECTRAL AI, INC.
2515 McKinney Avenue, Suite 1000
Dallas, TX 75201
(972) 499-4934
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2025

To our Stockholders:

The 2025 Annual Meeting of Stockholders of Spectral AI, Inc., a Delaware corporation (the “Company”), will be held at the Company’s corporate headquarters located at 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201, at 9:30 a.m. Central Daylight Time on Wednesday, May 28, 2025, for the following purposes:

•        To elect six directors, each until the next Annual Meeting of Stockholders and until each of their respective successors have been duly elected and qualified.

•        To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

•        To transact any other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 31, 2025, will be entitled to vote at the meeting.

To be admitted to the Annual Meeting, stockholders as of the record date can either attend in person at the Company’s corporate headquarters or virtually by registering in advance using the following link: www.proxydocs.com/MDAI and entering the 12 or 16-digit control number found on the notice, proxy card or the voting instruction form. By logging into the website, stockholders as of the record date will be able to vote shares electronically on all items to be considered at the Annual Meeting. If a stockholder as of the record date has any question pertaining to the business of the Annual Meeting, it must be submitted in advance of the Annual Meeting during the registration or by visiting www.proxydocs.com/MDAI and entering the 12 or 16-digit control number found on the notice, proxy card or the voting instruction form. Questions may be submitted until 10:59 p.m. CDT, on Tuesday, May 27, 2025.

Stockholders must have their proxy cards or voting instruction forms in hand when accessing the website or attending the meeting in person and follow the instructions. To allow us to respond at the Annual Meeting to the maximum number of stockholders, each stockholder will be limited to one question.

We have elected to provide access to our proxy materials over the internet for the holders of our Common Stock under the Securities and Exchange Commission’s “notice and access” rules. Detailed information concerning these matters is set forth in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”), which holders of our Common Stock have received in the mail, and in this Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you plan to attend the Annual Meeting, please either vote by telephone, internet or in person or, if you received printed proxy materials and wish to vote by mail, please promptly sign and return your proxy card in the enclosed envelope. Please review the instructions on each of your voting options described in the attached Proxy Statement as well as in the Notice you received in the mail. If you attend the Annual Meeting and wish to vote your shares in person, your proxy will not be used.

By order of the Board of Directors,
/s/ Dr. J. Michael DiMaio
Chairman of the Board

Dallas, Texas
April 17, 2025

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PROXY STATEMENT

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i

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2025

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Spectral AI, Inc. for use at the Annual Meeting of Stockholders to be held at the Company’s corporate headquarters located at 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201, at 9:30 a.m. Central Daylight Time on Wednesday, May 28, 2025, and at any adjournments of the Annual Meeting.

We have elected to distribute our proxy materials for the Annual Meeting to holders of our Common Stock via the internet under the “notice and access” approach permitted by the rules of the Securities and Exchange Commission (the “SEC”). Accordingly, on or about April 17, 2025, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to holders of Common Stock that contains instructions on how to access the proxy materials, including this proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2024, on the internet. Our annual report to stockholders includes a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025, except for certain exhibits.

If you are a holder of our Common Stock and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

To be admitted to the Annual Meeting, stockholders as of the record date can either attend in person at the Company’s corporate headquarters or virtually by registering in advance using the following link: www.proxydocs.com/MDAI and entering the 12 or 16-digit control number found on the notice, proxy card or the voting instruction form. By logging into the website, stockholders as of the record date will be able to vote shares electronically on all items to be considered at the Annual Meeting. If a stockholder as of the record date has any question pertaining to the business of the Annual Meeting, it must be submitted in advance of the Annual Meeting during registration or by visiting www.proxydocs.com/MDAI and entering the 12 or 16-digit control number found on the notice, proxy card or the voting instruction form. Questions may be submitted until 10:59 p.m. CDT, on Tuesday, May 27, 2025.

Stockholders must have their proxy cards or voting instruction forms in hand when accessing the website and follow the instructions. To allow us to respond at the Annual Meeting to the maximum number of stockholders, each stockholder will be limited to one question.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2025

The proxy statement and annual report to security holders, once filed, will be available at www.proxydocs.com/MDAI.

Record Date, Voting Rights and Outstanding Shares

The Board of Directors has fixed March 31, 2025, as the record date for determining the holders of our capital stock who are entitled to vote at the Annual Meeting.

We have one class of Common Stock issued and outstanding: Common Stock, $0.0001 par value per share. We refer to our Common Stock as our Common Stock.

With respect to the matters submitted for a vote at the Annual Meeting, each share of Common Stock is entitled to one vote.

Our Common Stock will vote as a single class on the matters submitted at the Annual Meeting. On March 31, 2025, there were 25,588,121 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock, entitled to vote at the close of business on March 31, 2025, will constitute a quorum for the transaction of business. If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” We will count broker non-votes, votes withheld, and abstentions as being present at the Annual Meeting for purposes of determining whether a quorum exists.

Holders of our Common Stock who do not attend the Annual Meeting may vote their shares electronically via the internet or by telephone or may request printed proxy materials and submit the proxy card enclosed therein by mail.

Internet and telephone voting are available through 9:29 a.m. Central Daylight Time on May 28, 2025. Proxy cards sent by mail, if received in time for voting and not revoked, will be voted at the Annual Meeting according to the instructions on the proxy cards. If no instructions are indicated, the shares represented by the proxy will be voted:

•        FOR the election of the director nominees named herein;

•        FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year; and

•        In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Annual Meeting or any adjournments of the Annual Meeting.

Shares counted as present at the Annual Meeting that abstain from voting on a particular matter or that are represented by a broker non-vote as to a particular matter will not be considered as votes cast on that matter. Accordingly, abstentions and broker non-votes will not affect the outcome of any matter to be voted on at the Annual Meeting that requires the affirmative vote of a certain percentage or a plurality of the votes cast on a matter to approve it.

Voting of Proxies

If you hold shares of our Common Stock, please refer to the Notice for instructions regarding how to access our proxy materials and vote your shares electronically via the internet or by telephone. The Notice also contains instructions if you would like to receive a paper copy of our proxy materials and vote by mail. You may also vote at the Annual Meeting. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your Shares.

Revocability of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. You may revoke the proxy by filing an instrument of revocation or a duly executed proxy bearing a later date with our Secretary at our principal executive offices, 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201. You may also revoke your proxy by attending the Annual Meeting, in person or virtually, and voting through the Annual Meeting platform. If you do not revoke your proxy, we will vote the proxy at the Annual Meeting in accordance with the instructions indicated on your proxy card.

Householding of Annual Meeting Materials

As permitted by the SEC, we have adopted a procedure called “householding” to satisfy the rules regarding delivery of proxy materials. This means that only one copy of our Notice or proxy materials may have been sent to multiple stockholders with the same last name in your household. We will promptly deliver a separate copy of any document to you upon request. Requests may be made by contacting our Secretary at our principal executive offices, 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for householding requests.

SHARE OWNERSHIP

Common Stock

The following table sets forth certain information known to us as of April 15, 2025 with respect to the shares of our Common Stock beneficially owned as of that date by: (i) each of our directors and each of our nominees for director; (ii) each of our current executive officers named in the 2024 Summary Compensation Table contained in this proxy statement; (iii) all of our directors and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of our Common Stock. Except as otherwise indicated, we believe each beneficial owner named below has sole voting and sole investment power with respect to all shares beneficially owned by that holder. Except as otherwise indicated, the address for each stockholder is 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201. Percentage calculations of beneficial ownership are based on 25,628,121 shares of Common Stock outstanding on April 15, 2025.

Name and Address of Beneficial Owner(1)(2)	Number of Shares Beneficially Owned	%
Directors and Named Executive Officers of the Company
John Michael DiMaio, M.D.(3)	2,517,552	9.8%
Colin Bristow(4)	—	—
Richard Cotton(5)	115,824	*
Martin Mellish	9,699	*
Deepak Sadagopan(6)	41,518	*
Marion Snyder(7)	13,568	*
Erich Spangenberg(8)	4,850,963	18.9%
Jeremiah Sparks(9)	32,751	*
Stan Micek	10,000	*
Vincent Capone(10)	137,554	*
Peter Carlson(11)	150,000	*
All Directors and Executive Officers of the Company as a Group (11 Individuals)(12)	7,879,429	30.7%

Five Percent Holders
Erich Spangenberg	4,850,963	18.9%
John Michael DiMaio	2,517,552	9.8%
Wensheng Fan(13)	1,826,673	7.1%

*         Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following individuals is c/o Spectral AI, Inc., 2515 McKinney Avenue, Suite 1000, Dallas, Texas 75201.

(2)      Excludes Shares issuable pursuant to warrants issued in connection with the Rosecliff Initial Public Offering.

(3)      Includes 25,644 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof. The business address for Dr. DiMaio is 4708 Alliance Blvd., Pavilion I, Suite 540, Plano, Texas 75093.

(4)      Colin Bristow is a current nominee to our Board.

(5)      Consists of 58,596 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof.

(6)      Consists of 41,518 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof.

(7)      Consists of 13,568 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof.

(8)      Includes 63,832 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof. Includes 628,574 shares held by Erich Spangenberg and 4,158,557 owned by ELS 1960 Family, L.P. The business address of ELS 1960 Family, L.P. is 241 Navajo Street, Miami, Florida 33166. ELS 1960 Family, L.P. is a limited partnership that was established in 2017 for the benefit of Mr. Erich Spangenberg and his heirs. Mr. Spangenberg is currently the majority limited partner of ELS 1960 Family, L.P. and the co-managing partner of ELS 1960 Family GP, LLC which also holds an interest in ELS 1960 Family, L.P.

(9)      Includes 16,667 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof.

(10)    Includes 92,854 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof.

(11)    Mr. Carlson resigned as the Company’s Chief Executive Officer and as a director of the Company on October 14, 2024.

(12)    Includes 377,738 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof.

(13)    Includes 1,681,184 shares issuable upon exercise of stock options of the Company which are exercisable within 60 days of the date hereof.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors, our executive officers and anyone owning beneficially more than ten percent of our registered equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file with the SEC reports of their ownership and changes to their ownership of our securities. They must also furnish copies of the reports to us. Based solely on our review of the reports furnished to us and any written representations we received that no other reports were required, we believe that, during the fiscal year ended December 31, 2024, our officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to them.

EXECUTIVE OFFICERS OF THE REGISTRANT

Name	Age	Position
Executive Officers
Peter Carlson(1)	60	Former Chief Executive Officer
Vincent Capone	58	Chief Financial Officer and General Counsel
Stan Micek(2)	63	Chief Operating Officer
Niko Pagoulatos(3)	51	Former Chief Operating Officer
Jeremiah Sparks(4)	47	Chief Commercial Officer

(1)      Mr. Carlson resigned as the Company’s Chief Executive Officer and as a director of the Company on October 14, 2024.

(2)      Mr. Micek was appointed as the Company’s interim Chief Operating Officer on April 8, 2024.

(3)      Dr. Pagoulatos resigned as the Company’s Chief Operating Officer on March 29, 2024.

(4)      Mr. Sparks was appointed as the Company’s Chief Commercial Officer on April 1, 2024.

Each officer’s term of office extends until their earlier resignation or removal by the Board of Directors.

Vincent Capone

Prior to his joint role as Chief Financial Officer and General Counsel, Mr. Capone has served as General Counsel and Corporate Secretary of the Company since March 2022. Prior to joining the Company, Mr. Capone most recently served as President of a New York-based private equity fund investing in technology companies. Mr. Capone has an extensive background in representing life-science and technology companies and he has a proven track record as a business-focused and results-oriented leader in driving corporate growth and development. He began his career at KPMG LLP as a certified public accountant before practicing corporate and securities law. He has more than 20 years of broad legal experience, first at Morgan Lewis LLP, then as a Partner at Reed Smith LLP. Mr. Capone serves as a board member, Chairman of the Audit Committee and member of the Compensation Committee of SIM Acquisition Corp. I (NASD:SIMAU), as a senior advisor to Alexet Capital Associates, LLC and is a Board Member of the Ryan Lesher Foundation, a non-profit organization assisting families in Bucks County, Pennsylvania. Mr. Capone earned both his Juris Doctorate. and MBA degrees from Temple University and his BS degree in Accounting from The Pennsylvania State University.

Stan Micek

Mr. Micek has served as the Chief Operating Officer for the Company since April 2024, where he oversees the research, development, and program management teams. He has led the development, commercialization, and revenue growth of numerous products and initiatives and his expertise spans corporate strategy, mergers and acquisitions, fiscal oversight, international marketing, complex negotiations, C-level conflict resolution, and multiple commercial product launches. Mr. Micek has held executive leadership positions at MiMedx Group, Inc., M2GEN (now Aster Insights), The Ohio State University Comprehensive Cancer Center, and Abbott Laboratories. He earned a B.S. in Chemical Engineering from the Illinois Institute of Technology and an MBA in Marketing and International Management from Northwestern University’s Kellogg Graduate School of Management.

Jeremiah Sparks

Mr. Sparks is an accomplished commercial executive with over 20 years of experience in the healthcare and medical technology sectors. He is currently the Chief Commercial Officer at Spectral AI, where he leads the development and execution of the Company’s AI-driven commercial strategies aimed at enhancing patient care and improving clinical outcomes. Before joining Spectral AI, he held several key leadership roles at AVITA Medical, including Vice President of Global Strategy and Vice President of Market Access & Strategic Communications, where he played a pivotal role in driving its global expansion and developing strategies to improve market access and reimbursement for critical medical solutions. He also held senior positions at Itamar Medical, Allergan, and Healthpoint, where he gained extensive experience in strategic marketing, product commercialization, and market access. Mr. Sparks earned his MBA from the Thunderbird School of Global Management at Arizona State University and his BA from Brigham Young University.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors (the “Board”) has fixed the number of directors at six for the coming year. The Board, upon recommendation from the Nominating and Corporate Governance Committee, has nominated the individuals listed below for election as directors at the Annual Meeting to be held on May 28, 2025, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Each nominee has consented to being named a nominee in this proxy statement and to serve, if elected, as a director. If any nominee is unable to serve, proxies will be voted for such other candidates as may be nominated by the Board.

Required Vote

Directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the meeting. Abstentions, broker non-votes, and votes withheld will not be treated as votes cast for this purpose and will not affect the outcome of the election.

The Board of Directors recommends that you vote FOR the election of each of the nominees listed below.

Nominees for Director

The following table contains certain information about the nominees for director as of April 17, 2025, including their business experience, qualifications and other directorships. All of the directors’ present terms expire in 2025.

Name and Age	Business Experience During Past Five Years, Other Directorships and Qualifications	Director Since
Dr. J. Michael DiMaio Age: 69

Dr. Michael DiMaio is the current Chairman of the Company’s Board of Directors. Dr. DiMaio is one of the Company’s founders and previously served as the Company’s Chief Executive Officer and Chairman of the Board of Directors from 2011 to 2020. He is the Chief of Staff and a practicing board-certified general, cardiac and thoracic surgeon at Baylor Scott & White-The Heart Hospitals. He has been elected or served as a member on many distinguished medical organizations including the American Surgical Association, Society of Thoracic Surgeons, American College of Surgeons, American Association of Thoracic Surgery, American Heart Association, American Burn Association, International Society of Heart and Lung Transplantation, American Society of Transplant Surgeons, and the Southern Thoracic Surgical Association. He has authored over 500 peer-reviewed publications and directs a research group that has produced over 1,500 publications in medical journals that include JAMA, New England Journal of Medicine, Lancet, Science, and Circulation. Dr. DiMaio has served as an editorial board member or reviewer for some the most prestigious medical journals in the world and has served as a grant reviewer for the National Institutes of Health (NIH), the American Heart Association, and the U.S. Department of Defense in an addition to serving on international medical guideline committees. Dr. DiMaio earned his medical degree from the University of Miami and completed his internal medicine, general surgery, and cardiothoracic surgery residencies at Duke University Medical Center.

2/2024
Colin Bristow Age: 45

Colin Bristow is currently a Managing Director at SIM IP, heading up the Life Science investment arm of the fund. Prior to joining SIM IP in August 2024, Colin spent the prior 15 years as a biopharmaceutical sell-side analyst at Morgan Stanley, Bank of America and UBS, and as a buy-side analyst at Citadel and Millennium. Before his investment banking career, Colin trained as a physician in the UK, completing three years of his surgical residency. He then transitioned to drug development, working on early-stage clinical trials. Colin received his medical degree from the University of Leeds and has an MBA from The Wharton School of the University of Pennsylvania.

New Nominee

Name and Age	Business Experience During Past Five Years, Other Directorships and Qualifications	Director Since
Richard Cotton Age: 64

Richard Cotton has a wealth of experience as Chair, senior independent director (SID), Audit Chair, non-executive director (NED), advisory and senior financial roles in life sciences and other industrial sectors. His extensive experience covers product development, operations and supply chain, and commercial activities in varied international organizations. He has significant experience in the development and successful execution of strategy, corporate finance and M&A, capital markets and governance. Currently Richard is Audit Chair and Lead Independent Director at Nasdaq-listed AI predictive diagnostics company Spectral AI and is SID and Audit Committee Chair at AIM-listed topical oxygen wound therapy company AOTI. Additionally, Richard is Financial Adviser at Novumgen, a privately owned Specialty Pharmaceuticals company, and NED at Sherwood Forest Hospitals NHS Foundation Trust. His prior executive roles include highly successful tenures as CFO at FTSE250 animal health company Dechra Pharmaceuticals plc, and as CFO at medical device and drug formulation business Consort Medical plc. Fellow of the Chartered Institute of Management Accountants, Mr. Cotton holds a BA (Hons) in Business Studies from Kingston University.

6/2021
Martin Mellish Age: 67

Martin Mellish is chairman of Aspen Advisory Services Ltd. a London-based private office overseeing investments in North America, Europe, and Asia. Mr. Mellish serves as non-executive director and chair of the audit committees of: Nucana Ltd (NASD:NCNA) a development-stage biotechnology company, Pearl Diver Credit Company Inc (NYSE:PDCC) a closed-end registered investment company and Levitronix Technologies Inc., a technology company serving the semiconductor and life science industries, among other non-executive directorships. He is a member of the International Advisory Council of the Massachusetts General Hospital (MGH), Boston. He holds an M.Sc. from the Master of Health Care Delivery Science program at Dartmouth; an SM (Management) from the Massachusetts Institute of Technology and an M.Sc. (Accounting) from Northeastern University.

6/2021
Deepak Sadagopan Age: 51

Deepak Sadagopan currently serves as Business Lead, Value Based Platform at Risant Health, where he works closely with clinical leadership to expand adoption of the value-based platform. Prior to joining Risant Health, Mr. Sadagopan served for eight years as Chief Operating Officer of Population Health at Providence St. Joseph Health, where he led population health initiatives across the system to transform care. Mr. Sadagopan has more than 25 years of experience in health care, serving in leadership roles at Siemens PLM Solutions, Quest Diagnostics, McKesson, and Edifecs. Over the past eight years, he has focused on working closely with payers and providers on the use of technology to drive business decisions making the transition from volume to value-based delivery models. Mr. Sadagopan is a leading voice in ensuring value-based care and Health IT policy initiatives enable equitable access to health care. He serves on the board of directors for the Healthcare Financial Management Association. He serves on the faculty of the School of Public Health at the University of Washington as Clinical Assistant Professor, teaching MHA courses in Value-Based Care and economics. Mr. Sadagopan earned his master’s degree in healthcare delivery and economics from Dartmouth College. He also has a master’s degree in engineering, specializing in data science, from the University of Connecticut and has completed an executive management program with the MIT Sloan School of Management.

9/2023

Name and Age	Business Experience During Past Five Years, Other Directorships and Qualifications	Director Since
Marion Snyder Age: 52

In her current position as Sr. Director Strategic Accounts at Shockwave Medical, Ms. Snyder spearheads the important development of corporate strategy related to its corporate and government accounts. Ms. Snyder is founder of Lakeview Healthcare Consulting, offering strategic guidance on the market access landscape in the US Healthcare market. During her nine-year tenure at MiMedx Group, Ms. Snyder held pivotal roles including Chief of Staff to the CEO, Senior Vice President of Government Affairs, and Senior Vice President of Market Access. In these roles, she oversaw key cross functional corporate projects including commercial go to market strategies, reimbursement, and employee engagement. Marion also played a key role in government affairs and patient advocacy. Her experience of over thirteen years at Pfizer, including roles as Director of Payer Marketing, Channel Account Manager and Government Account Manager, highlights her diverse skill set. She was instrumental in driving brand payer marketing, developing strategic business plans and fostering partnerships across various account types. Ms. Snyder earned a BS degree in Business Administration with a concentration in marketing from Delaware Valley University. Ms. Snyder is a member of the National Association of Corporate Directors (NACD). She also serves as a director on the board of the Palmetto Chapter of Folds of Honor and is also engaged in volunteer work with the Therapy Dogs Program at the Medical University of South Carolina.

5/2024

Board Diversity Matrix (as of April 17, 2025)

The table below highlights the current gender identity and demographic background of the members of the Board, in compliance with Nasdaq’s Listing Rule 5605. We have excluded categories that are not applicable to our directors.

Total Number of Directors	6
Part I: Gender Identity	Female	Male
Directors	1	5
Part II: Demographic Background
Asian	0	1
White	1	4

BOARD OF DIRECTORS AND COMMITTEES

During the year ended December 31, 2024, our Board held eight meetings. Each of our directors attended at least 75% of the aggregate of the total number of meetings of our Board and the total number of our Board’s committee meetings for the committee(s) on which that director served. The Board has standing Audit, Compensation, Nominating and Corporate Governance, Science and Technology and Executive Committees. During the year ended December 31, 2024, the Audit Committee held five meetings, the Compensation Committee held two meetings, the Nominating and Corporate Governance Committee held one meeting and the Executive Committee held 13 meetings. We encourage, but do not require, our Board members to attend the Annual Meeting of Stockholders. Last year, all of our directors attended the Annual Meeting of Stockholders.

Leadership Structure.    Dr. J. Michael DiMaio currently serves as our Chairman of the Board and Chairman of the Office of the Chairman. The Office of the Chairman consists of the Company’s leadership team, including Vincent Capone, the Company’s Chief Financial Officer and General Counsel, Stan Micek, the Company’s Chief Operating Officer, Jeremiah Sparks, the Company’s Chief Commercial Officer, and Louis Percoco, the Company’s General Manager.

Director Independence.    The Board has determined that Messrs. Cotton, Mellish and Sadagopan and Ms. Snyder are “independent directors” as defined in the Nasdaq Stock Market listing standards, based on information known to the Company and on the annual questionnaire completed by each director.

Risk Oversight.    As part of its charter, the Board is responsible for monitoring the risks that affect the Company, including operational, legal, regulatory, strategic and reputational risks. As part of routine Board meetings, management presents the Board with updates regarding key facets of the Company’s operations. The Board is responsible for assessing risks based on their working knowledge of the Company and the risks inherent in its business. As discussed below, the Audit Committee is responsible for monitoring the Company’s financial risk.

Audit Committee.    The Audit Committee currently consists of Richard Cotton (Chair), Martin Mellish and Marion Snyder. Our Board of Directors has determined that each member of the Audit Committee satisfies the independence and financial literacy requirements as defined by applicable Nasdaq Stock Market listing standards governing the qualifications of Audit Committee members. Martin Mellish qualifies as an “audit committee financial expert” under the rules of the SEC and satisfies the financial sophistication requirements under applicable Nasdaq Stock Market listing qualifications. The Audit Committee assists our Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. The Board has delegated to the Audit Committee the responsibility of monitoring the Company’s financial risks. Any material financial risks identified by the Audit Committee are reported to the full Board. The Audit Committee operates under a written charter adopted by the Board.

Compensation Committee.    The Compensation Committee currently consists of Martin Mellish (Chair), Richard Cotton and Deepak Sadagopan, each of whom our Board has determined are independent directors under the listing standards of the Nasdaq Stock Market governing the independence of directors. The Compensation Committee’s determines our general compensation policies and the compensation provided to our officers. The Compensation Committee also makes recommendations to our Board regarding director compensation. In addition, the Compensation Committee reviews and determines security-based compensation for our directors, officers, employees and consultants and will administer our equity incentive plans. Our Compensation Committee also oversees our corporate compensation programs. The Compensation Committee operates under a written charter adopted by the Board.

Executive Committee.    The Executive Committee currently consists of Erich Spangenberg (Chair), Richard Cotton, Dr. J. Michael DiMaio and Martin Mellish. The Executive Committee shall, during the intervals between meetings of the Board, have all delegable power and authority of the Board regarding the management of the business and affairs of the Company that are not separately delegated to other committees of the Board. In addition, the Executive Committee shall assist the Company in discussing and reviewing all manner of significant financial transactions and related opportunities prior to review and approval or denial by the Board. The Executive Committee operates under a written charter adopted by the Board.

Science and Technology Committee.    The Science and Technology Committee consists of Dr. J. Michael DiMaio (Chair), Deepak Sadagopan and Marion Snyder. The Science and Technology Committee is responsible for reviewing (i) matters relating to scientific capabilities and programs, (ii) management’s decisions regarding the allocation, deployment, utilization of, and investment in the Company’s scientific assets, and (iii) management’s decisions regarding acquiring or divesting scientific technology or otherwise investing in research or development programs. The Science and Technology Committee operates under a written charter adopted by the Board.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of Dr. J. Michael DiMaio (Chair) and Richard Cotton. Our Board has determined that Mr. Cotton is an independent director under the listing standards of the Nasdaq Stock Market governing the independence of directors. The Nominating and Corporate Governance Committee’s responsibilities include identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next Annual Meeting of Stockholders, as well as candidates to fill vacancies on the Board. Additionally, the Nominating and Corporate Governance Committee recommends to the Board the directors to be appointed to Board committees. The Nominating and Corporate Governance Committee also developed and recommended to the Board a set of corporate governance guidelines and oversees the effectiveness of our corporate governance in accordance with those guidelines. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board.

To assist in identifying director candidates in the future, the Nominating and Corporate Governance Committee may engage the services of third-party firms. The Nominating and Corporate Governance Committee also considers director candidates suggested by members of the Nominating and Corporate Governance Committee, other directors, management and stockholders. The process followed by the Nominating and Corporate Governance Committee to evaluate director candidates, includes evaluating biographical information and background materials relating to potential candidates and interviewing (with Board members) selected candidates.

In considering whether to recommend any candidate for inclusion in the Board’s slate of director nominees, the Nominating and Corporate Governance Committee will evaluate the candidate against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including, among others:

•        the extent to which the candidate’s skills, experience, and perspective adds to the range of talent appropriate for the Board and whether such attributes are relevant to the needs of our Company;

•        the candidate’s ability to dedicate the time and resources sufficient for the diligent performance of Board duties;

•        whether the candidate meets the independence requirements under applicable Nasdaq Stock Market listing standards; and

•        the extent to which the candidate holds any position that would conflict with responsibilities to the Company.

The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

In identifying nominees for director, however, consideration is given to the diversity of professional experience, education and backgrounds among the directors so that a variety of points of view are represented in Board discussions and deliberations concerning our business.

Stockholders may recommend candidates for the Nominating and Corporate Governance Committee to consider as potential director nominees by submitting names, biographical information, and background materials to the Nominating and Corporate Governance Committee, c/o General Counsel, Spectral AI, Inc., 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis as further described in the Nominating and Corporate Governance Committee’s charter. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria used for candidates submitted by Board members.

The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder in accordance with the provisions of the Company’s bylaws relating to stockholder nominations as described in “Deadline for Stockholder Proposals and Director Nominations” below. To date, no stockholder has recommended a candidate for director nominee to the Nominating and Corporate Governance Committee or to the Board of Directors.

Committee Charters.    You may view copies of the charters of the Audit Committee, the Compensation Committee, the Executive Committee, the Science and Technology Committee and the Nominating and Corporate Governance Committee as currently in effect, on the corporate governance section of our website, www.spectral-ai.com.

Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors.    Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), applicable to all of our employees, executive officers and directors, including our Principal Executive Officer, Chief Financial Officer and other executive and senior financial officers. The Code of Conduct is available on our website. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on its website to the extent required by applicable rules and exchange requirements.

Corporate Governance Guidelines.    We have adopted a set of corporate governance guidelines to provide the framework for the governance of our Board and to assist our Board in the exercise of its responsibilities. These guidelines reflect our Board’s commitment to monitoring the effectiveness of policy and decision-making both at the board and management levels, with a view to enhancing stockholder value over the long term. The corporate governance guidelines are available on our website.

Insider Trading Policy.    Our Board has adopted an Insider Trading Policy applicable to all of our directors, executive officers and certain covered employees, including our Principal Executive Officer, Chief Financial Officer and other executive and senior financial officers, that governs trading in the Company’s securities or securities of certain other publicly traded companies while in possession of material non-public information. This policy provides for certain trading windows and requires pre-clearance of all transactions in the Company’s securities for certain Company insiders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

Other than the investment in our new intellectual property subsidiary and the Registration Rights listed below, there has been no transaction, and no transaction is currently proposed, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Investment in Spectral IP, Inc.

On March 7, 2024, the Company formed a new wholly-owned subsidiary, Spectral IP, Inc. (“Spectral IP”), to be utilized to acquire artificial intelligent intellectual property with a specific emphasis on healthcare. On March 19, 2024, the Company announced that Spectral IP received a $1.0 million investment from an affiliate of its largest stockholder for the development of its artificial intelligence focused intellectual property portfolio. The investment was structured as a note payable with a one-year maturity, an interest rate of 8%, and requiring earlier prepayment if the Company spun off Spectral IP to the Company’s stockholders or if Spectral IP is sold to a third party.

On October 1, 2024, Spectral IP amended the $1,000,000 promissory note to extend the term from one to two years, reduce the interest rate from 8% to 4% per annum and provided for a conversion feature for shares of the Company’s common stock in satisfaction of the outstanding principal and accrued but unpaid interest. The holder of the Spectral IP Note exercised a number of conversion rights throughout the fourth quarter of 2024 for the full conversion of the Spectral IP Note in exchange for a total of 540,996 shares of the Company’s Common Stock. The shares of the Company’s Common Stock was priced at a 5% discount to the closing price of the Common Stock on the trading day immediately preceding each date of the holder’s conversion exercise notice.

Policy on Related Person Transactions

The Company adopted a written related-person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related-person transactions.

A “Related-Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related-Person” means:

•        any person who is or was (since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company;

•        any person who is known by the Company to be the beneficial owner of more than 5% of any class of its voting stock; and

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a person, and any person (other than a tenant or an employee) sharing the household of such person.

It is also anticipated that the Company will have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

2024 Summary Compensation Table

The following table summarizes the compensation earned by each of our named executive officers for the fiscal year ended December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Peter M. Carlson(4)	2024	$ 550,000	$ 250,000	$ 805,000	—	$ 4,264	$ 1,609,264
Former Chief Executive Officer	2023	—	—	—	—	—	—
Wensheng Fan(5)	2024	$ 200,000	—	—	—	$ 48,183	$ 248,183
Former Chief Executive Officers	2023	$ 525,000	$ 385,000	—	$ 370,806	$ 47,094	$ 1,327,900
Vincent S. Capone	2024	$ 400,000	$ 250,000	$ 283,500	—	$ 53,971	$ 987,471
Chief Financial Officer and General Counsel	2023	$ 350,000	$ 65,000	—	$ 103,982	$ 42,581	$ 561,563
Jeffrey Thatcher	2024	$ 260,000	$ 137,500	—	$ 16,300	$ 34,826	$ 448,626
Chief Scientist	2023	$ 250,000	—	—	—	$ 42,053	$ 292,053
Louis Percoco	2024	$ 260,000	$ 137,500	—	$ 8,150	$ 25,230	$ 430,880
General Manager	2023	$ 250,000	$ 30,000	—	—	$ 20,794	$ 300,794
Jeremiah Sparks(6)	2024	$ 295,000	—	—	—	$ 30,257	$ 325,257
Chief Commercialization Officer	2023	—	—	—	—	—	—
Stan Micek(7)	2024	$ 270,000	—	—	—	—	$ 270,000
Chief Operating Officer	2023	—	—	—	—	—	—

(1)      The amounts shown in this column represent the payments of bonuses earned during fiscal year 2023.

(2)      The amounts shown in this column represent the grant date fair values of option awards granted in 2024 as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 718. See Note 12 to the consolidated financial statements for a discussion of the assumptions used in the calculation of these amounts.

(3)      For Mr. Carlson, in 2024, the amount included in this column consists of $4,264 for health benefits and other perquisites provided to him.

For Mr. Fan, in 2024, the amount included in this column consists of $18,406 in matching contributions to Mr. Fan’s 401(K) plan and $29,777 for health benefits and other perquisites provided to him.

For Mr. Fan in 2023, the amount in this column consists of $$17,893 in matching contributions to Mr. Fan’s 401(K) plan and $29,201 for health benefits and other perquisites provided to him.

          For Mr. Capone, in 2024, the amount included in this column consists of $30,500 in matching contributions to Mr. Capone’s 401(K) plan and $23,471 for health benefits and other perquisites provided to him.

          For Mr. Capone in 2023, the amount in this column consists of $20,275 in matching contributions to Mr. Capone’s 401(K) plan and $22,306 for health benefits and other perquisites provided to him.

          For Mr. Thatcher, in 2024, the amount included in this column consists of $15,375 in matching contributions to Mr. Thatcher’s 401(K) plan and $19,451 for health benefits and other perquisites provided to him.

          For Mr. Thatcher in 2023, the amount in this column consists of $14,052 in matching contributions to Mr. Thatcher’s 401(K) plan and $28,001 for health benefits and other perquisites provided to him.

          For Mr. Percoco in 2024, the amount in this column consists of $14,375 in matching contributions to Mr. Percoco’s 401(K) plan and $10,855 for health benefits and other perquisites provided to him.

          For Mr. Percoco in 2023, the amount in this column consists of $10,400 in matching contributions to Mr. Percoco’s 401(K) plan and $10,394 for health benefits and other perquisites provided to him.

          For Mr. Sparks in 2024, the amount in this column consists of $8,113 in matching contributions to Mr. Sparks’ 401(K) plan and $22,145 for health benefits and other perquisites provided to him.

(4)      Mr. Carlson resigned as our Chief Executive Officer effective October 14, 2024.

(5)      Mr. Fan resigned as our Chief Executive Officer effective February 29, 2024.

(6)      Mr. Sparks was hired as our Chief Commercial Officer effective April 1, 2024.

(7)      Mr. Micek was hired as our interim Chief Operating Officer effective April 8, 2024.

Narrative Disclosure to Summary Compensation Table

Base Salary

We provide each named executive officer with a base salary for the services that the executive officer performs for us. This compensation component constitutes a stable element of compensation while other compensation elements are variable. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of their responsibilities and market data.

Equity Incentive Awards

In May 2024, we adopted the Spectral AI, Inc. 2023 Long Term Incentive Plan (the “2023 Plan”). All previously issued equity awards were converted to the 2023 Plan. The 2023 Plan provides for the discretionary grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, stock units, performance shares, performance units, incentive bonus awards and other cash-based or stock-based awards to our employees, directors and consultants.

In 2024, we awarded options and restricted stock units to key employees (including our named executive officers) for retention, engagement and bonus compensation awards. These awards are designed to align a portion of our named executive officers’ compensation with the interests of our existing stockholders and to build retention value by incentivizing our named executive officers to remain in our service. For information on the grant dates, vesting terms and expiration terms, as applicable, of these equity awards, as well as other outstanding stock options under the 2023 Plan, see the Outstanding Equity Awards at 2024 Fiscal Year-End Table as shown below.

Health and Retirement Benefits

We provide medical, dental, vision, life insurance and disability benefits to all eligible employees. Our named executive officers are eligible to participate in these benefits on the same basis as all other employees. We maintain a 401(k) savings plan that allows participants, including our named executive officers, to defer cash compensation into the plan up to the maximum annual deferral limit under applicable IRS guidelines. Eligible employees begin to receive benefits on their first day of employment and are fully vested in their salary deferrals. We provide fully vested safe-harbor employer matching contributions equal to 100% of the first 6% of cash compensation deferred into the 401(k) plan by participants for each year.

The 2023 Plan provides that upon a “Change in Control” (as defined therein), our Compensation Committee may accelerate the vesting of options granted pursuant to the 2023 Plan or make such adjustments to the existing grants as the committee deems appropriate to reflect such Change in Control transaction. Upon the termination of employment of our executive officers, all options granted under the 2023 Plan are required to be exercised within 90 days of termination of such executive’s employment with us or such options will be forfeited and included back in the 2023 Plan.

Outstanding Equity Awards at Fiscal Year-End 2024

The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2024.

Name	Option Awards(1)					Restricted Stock Options
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Securities Underlying the Restricted Stock Options
Peter Carlson(2)	—	—	—	—	—	—
Wensheng Fan(3)	5/1/2019	872,939	—	1.03	4/30/2029	—
	6/25/2020	261,882	—	2.17	6/25/2030	—
	6/25/2020	87,294	—	2.17	6/25/2030	—
	1/15/2021	342,192	—	2.17	1/15/2031	—
	10/8/2021	9,699	—	5.46	10/8/2031	—
	2/3/2022	77,595	—	4.95	2/3/2032	—
	4/13/2023	—	22,044	4.54	4/13/2033	—
	4/13/2023	29,583	37,122	4.54	4/13/2033	—
Vincent Capone(4)	5/6/2022	60,955	—	4.47	5/6/2032	—
	5/6/2022	6,939	—	4.47	5/6/2032	—
	4/13/2023	—	6,014	4.48	4/13/2033	—
	4/13/2023	6,014	6,013	4.48	4/13/2033	—
	6/29/2023	—	6,466	5.54	6/1/2033	—
	6/29/2023	6,466	6,466	5.54	6/1/2033	—
	2/29/2024	—	—	—	—	150,000
Stan Micek(5)	—	—	—	—	—	—
Jeremiah Sparks(6)(7)	4/1/2024	—	50,000	2.33	4/1/2034	—
	10/14/2024	—	40,000	1.15	10/14/2034	—

(1)      Each of the options granted were issued at their then current fair market value.

(2)      Mr. Carlson resigned as our Chief Executive Officer effective October 14, 2024.

(3)      Mr. Fan resigned as our Chief Executive Officer effective February 29, 2024.

(4)      The options awarded to Mr. Capone vest in three equal annual installments beginning on the grant date, subject to his continued provision of service to us on each vesting date.

(5)      Mr. Micek was appointed as Chief Operating Officer effective April 8, 2024.

(6)      Mr. Sparks was appointed as Chief Commercial Officer effective April 1, 2024.

(7)      The options awarded to Mr. Sparks vest in three equal annual installments beginning on the grant date, subject to his continued provision of service to us on each vesting date.

Director Compensation in Fiscal Year 2024

In 2024, we paid our non-executive and executive directors cash compensation for their contributions to the operations of the business. The following table provides the compensation amounts for each non-executive member of the Board of Directors for 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Dr. J. Michael DiMaio(1)	67,500	28,350	—	95,850
Cynthia Cai(2)	20,000	—	—	20,000
Richard Cotton	90,000	64,781	—	154,781
Martin Mellish	75,000	56,800	—	131,800
Deepak Sadagopan	67,500	45,900	—	113,400
Erich Spangenberg(3)	45,000	38,400	—	83,400
Marion Snyder(4)	45,000	15,000	—	60,000

(1)      Dr. DiMaio joined the Board on February 29, 2024.

(2)      Ms. Cai stepped down from the Board effective as of May 15, 2024, in connection with the Company’s 2024 Annual Meeting.

(3)      Mr. Spangenberg rejoined the Board to fill a vacancy on May 15, 2024.

(4)      Ms. Snyder joined the Board on May 15, 2024 in connection with the Company’s 2024 Annual Meeting.

Executive Officer and Director Compensation Arrangements

Employment Arrangements

We entered into employment agreements (the “Executive Employment Agreements”) with each of Peter Carlson, Vincent Capone, Stan Micek and Jeremiah Sparks, that govern certain terms and conditions of such executive officers’ employment with us. The Executive Employment Agreements provide for base salary, eligibility to receive an annual bonus, eligibility to receive certain severance benefits upon involuntary terminations of employment, as well as customary confidentiality, assignment of intellectual property provisions, and certain restrictive covenants, including post-employment non-solicitation provisions.

Non-Employee Director Compensation

The Company’s Board expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors. The Company has adopted a director compensation program that is designed to align compensation with its business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize and reward directors who contribute to the long-term success of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2024, with respect to shares of our Common Stock that may be issued under our existing compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options and RSUs	Weighted-average exercise price of Outstanding options, and RSU’s	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders(1)	3,763,888	$1.94	4,236,112(2)
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	3,763,888	$1.94	4,236,112

(1)      Consists of the Spectral AI, Inc. 2023 Long Term Incentive Plan, as amended (the “2023 Plan”).

(2)      Consists of shares reserved for issuance for future grants under the 2023 Plan.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2024.

The purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee the Company’s accounting and financial reporting, internal controls, and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the committee. The Audit Committee is comprised entirely of independent directors as defined by applicable Nasdaq Stock Market listing standards.

Management is responsible for our internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards established by the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. Before filing our Annual Report on Form 10-K, the Audit Committee reviewed and discussed the consolidated financial statements with management and KPMG LLP, our independent registered public accounting firm.

In the course of its oversight of the Company’s financial reporting process, the Audit Committee of the Board of Directors has:

•        reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2024;

•        discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standards No. 1301;

•        reviewed and discussed with management and KPMG LLP the Company’s report on internal controls over financial reporting and the adequacy and effectiveness of the Company’s disclosure controls and procedures;

•        received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence;

•        discussed with KPMG LLP its independence; and

•        considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

By the Audit Committee,
Richard Cotton (Chair)
Martin Mellish
Marion Snyder

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP, an independent registered public accounting firm, has audited our financial statements for each of the years ending December 31, 2024 and 2023. Our Audit Committee has appointed them to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Representatives of KPMG LLP are expected to attend the Annual Meeting to respond to appropriate questions. Representatives of KPMG LLP will also have the opportunity to make a statement, if they desire.

Detailed disclosure of the audit, audit-related and tax fees we paid to KPMG LLP in 2024 and 2023 is set forth below. Based on these disclosures and information in the Audit Committee Report on page 19 of this proxy statement, our Audit Committee is satisfied that our accountants are sufficiently independent of management to perform their duties properly.

Although not legally required to do so, our Board considers it desirable to seek, and recommends, stockholder ratification of our selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2025. If the stockholders fail to ratify our selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Audit Fees and Services

The fees for services provided by KPMG LLP to the Company in 2024 and 2023 were as follows:

	Fiscal 2024	Fiscal 2023
Audit Fees(1)	$ 625,000	$ 625,000
Audit-Related Fees(2)	$ 95,000	$ 820,000
Tax Fees(3)	—	—
All Other Fees	—	—
Total	$ 720,000	$ 1,445,000

(1)      Audit Fees for the years ended December 31, 2024 and 2023 were for professional services rendered for the audits of our consolidated financial statements and review of financial statements included in our quarterly and annual financial statements audits.

(2)      Audit related fees consist of various consent & comfort letters as well as fee associated with the Business Combination and other transactions.

(3)      There were no Tax Fees for the years ended December 31, 2024 and 2023 owed to KPMG LLP.

The Audit Committee has adopted policies and procedures that require pre-approval of all audit and permitted non-audit services to be provided by KPMG LLP. All fees in the table above were approved in accordance with the policies and procedures established by the Audit Committee.

Required Vote

The ratification of KPMG LLP as our independent public accounting firm will require a majority of the votes cast by the stockholders entitled to vote on this proposal at the meeting. Abstentions, broker non-votes, and votes withheld will not be treated as votes cast for this purpose and will not affect the outcome of the election.

The Board of Directors recommends a vote FOR the ratification of KPMG as the Company’s independent public accounting firm.

ADDITIONAL INFORMATION

Other Matters

The Board is unaware of any business to be conducted at the Annual Meeting of Stockholders other than the matters described in the Notice to Stockholders. If other business is properly presented for consideration at the Annual Meeting, the enclosed proxy authorizes the persons named therein to vote the shares in their discretion on that matter.

Employee, Officer and Director Hedging

Other than its insider trading policy, which prohibits purchases and sales of its securities and related derivative securities while in possession of material non-public information, the Company does not have any policies that prevent employees (including officers) or directors from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in hedging transactions related to the Company’s equity securities.

Communications from Stockholders

The Board will give appropriate attention to written communications submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chair of the Audit Committee will, with the assistance of our General Counsel, (i) be primarily responsible for monitoring communications from stockholders and (ii) provide copies or summaries of such communications to the other directors as he considers appropriate. Communications specifically addressed to a particular director will be forwarded to that director.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chair of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Chair of the Audit Committee, c/o General Counsel, Spectral AI, Inc., 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201.

Deadline for Stockholder Proposals and Director Nominations

In order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2026 Annual Meeting of Stockholders, we must receive it no later than December 18, 2025 (120 days before the anniversary of the mailing date of this proxy statement), assuming that the 2026 Annual Meeting of the Stockholders is not more than 30 days before or after May 28, 2026. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must comply with the additional requirements of Rule 14a-19(b).

In addition, our bylaws require a stockholder who wishes to bring business before an annual meeting or propose director nominations at an annual meeting to give advance written notice to the Secretary as described in the bylaws. To be timely for the 2026 Annual Meeting of Stockholders, proposals must be received no earlier than January 28, 2026 and no later than February 27, 2026 (120 days and 90 days before the anniversary date of this year’s Annual Meeting, respectively), assuming that the 2026 Annual Meeting of the Stockholders is not more than 30 days before or 70 days after May 28, 2026.

Notices should be given in writing to the Company at its principal executive offices: 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201, Attention: Secretary.

Expenses of Solicitation

We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of common stock. In addition to the use of mails, proxies may be solicited by our officers and any regular employees in person or by telephone. We expect that the costs incurred in the solicitation of proxies will be nominal.

April 17, 2025

*    *    *    *

Spectral AI®
Seeing the Unknown
C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

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Spectral AI, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of March 31, 2025

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:30 AM, Central Daylight Time, May 28, 2025.

Internet:
www.proxypush.com/MDAI
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
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Mail:
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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints the Secretary and Chairman of the Board of Spectral AI, Inc. (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Spectral AI, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Spectral AI, Inc. Annual Meeting of Stockholders Wednesday, May 28, 2025 9:30 AM, Central Daylight Time Attend in person: 2515 McKinney Avenue, Suite 1000, Dallas, TX 75201 Attend virtually: www.proxydocs.com/MDAI You must register to attend the meeting online and/or participate at www.proxydocs.com/MDAI For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/MDAI To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 16, 2025. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 28, 2025 For Stockholders of record as of March 31, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/MDAI Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Spectral AI, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. To elect six directors, each until the next Annual Meeting of Stockholders and until each of their respective successors have been duly elected and qualified; 1.01 Dr. J. Michael DiMaio 1.02 Colin Bristow 1.03 Richard Cotton 1.04 Martin Mellish 1.05 Deepak Sadagopan 1.06 Marion Snyder 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year. 3. To transact any other business as may properly come before the meeting.

Spectral AI, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSALS YOUR VOTE 1. To elect six directors, each until the next Annual Meeting of Stockholders and until each of their respective successors has been duly elected and qualified; 1.01 Dr. J. Michael DiMaio 1.02 Colin Bristow 1.03 Richard Cotton 1.04 Martin Mellish 1.05 Deepak Sadagopan 1.06 Marion Snyder 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year. 3. To transact any other business as may properly come before the meeting. FOR WITHHOLD FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/MDAI Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date